UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Australian Oilseeds Holdings Limited

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

126 – 142 Cowcumbla Street,

Cootamundra, NSW 2590, Australia

March 21, 2025

Dear Shareholder:

We cordially invite you to attend the 2025 Annual Meeting of Shareholders of Australian Oilseeds Holdings Limited (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, April 30, 2025, at 4:30 p.m. Eastern Time. The Annual Meeting will be held in person at the offices of Laurel Hill Advisory Group, LLC, located at 2 Robbins Lane, Suite 201, Jericho, NY 11753 and virtually online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/australianoilseeds/2025, using Conference ID: 8143171#, where you will be able to listen to the Annual Meeting live, submit questions, and vote.

You will find important information about the matters to be voted on at the Annual Meeting in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. We are sending most of our shareholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending them a full set of printed materials. The Notice tells you how to access and review the important information contained in the proxy materials on the internet and how to request to receive a printed copy of our proxy materials. The Notice also tells you how to vote on the internet prior to the Annual Meeting.

Your vote is important. We hope you will attend the Annual Meeting. We encourage you to review the proxy materials and vote as soon as possible. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at https://www.cstproxy.com/australianoilseeds/2025 and can be found in the section entitled “Questions and Answers about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?” in the proxy statement.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Very truly yours,

/s/ Gary Seaton
Gary Seaton Chairman of the Board of Directors and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Australian Oilseeds Holdings Limited, a Cayman Islands exempted company, will be held on Wednesday, April 30, 2025, at 4:30 p.m., Eastern Time. The Annual Meeting will be held in person at the offices of Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 and virtually online via audio webcast: https://www.cstproxy.com/australianoilseeds/2025, using Conference ID: 8143171#. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”

Annual Meeting Date:	Wednesday, April 30, 2025

Time:	4:30 p.m. Eastern Time

Place:	In Person: Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 Via live webcast: https://www.cstproxy.com/australianoilseeds/2025

Items of Business:	(1)	To elect two Class I directors nominated by our Board of Directors to serve three-year terms expiring at our 2028 Annual Meeting of Shareholders;

	(2)	To ratify the appointment of BDO Audit Pty Ltd. (“BDO”) as our independent registered public accounting firm for 2024; and

	(3)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Record Date:	Only holders of record of our ordinary shares on March 21, 2025, are entitled to receive notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Voting:	Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our ordinary shares as of the close of business on March 21, 2025 are entitled to notice of and to vote at the Annual Meeting. Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Gary Seaton
Gary Seaton, Chairman of the Board of Directors

Cootamundra, NSW 2590, Australia

March 21, 2025

This Notice of Annual Meeting and Proxy Statement are first being distributed on or about April 4, 2025 and are available free of charge at www.sec.gov.

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Australian Oilseeds Holdings Limited

126 – 142 Cowcumbla Street, Cootamundra, NSW 2590, Australia

 +02 6942 4347

PROXY STATEMENT FOR THE ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2025

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended June 30, 2024 (the “Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished in connection with the solicitation by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Australian Oilseeds Holdings Limited (the “Company,” “Australian Oilseeds,” “we,” “us,” or “our”), in connection with our 2025 annual meeting of shareholders (the “Annual Meeting”). The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about April 4, 2025.

Explanatory Note

On March 21, 2024 (the “Closing Date”), Australian Oilseeds consummated the previously announced business combination pursuant to the Business Combination Agreement, dated as of December 5, 2022 (as amended on March 31, 2023 and December 7, 2023 (the “Business Combination Agreement”), between the Company, EDOC Acquisition Corp., a Cayman Islands exempted company (“EDOC”), American Physicians LLC, a Delaware limited liability company, in the capacity as the representative, from and after the Closing Date for the shareholders of Purchaser and the Company (other than the Sellers (as defined below)) in accordance with the terms and conditions of the Business Combination Agreement (the “Purchaser Representative”), AOI Merger Sub, a Cayman Islands exempted company and a wholly-owned subsidiary of the Company (“Merger Sub”), Australian Oilseeds Investments Pty Ltd., an Australian proprietary company (“AOI”), Gary Seaton, in his capacity as the representative for the Sellers, in accordance with the terms and conditions of the Business Combination Agreement (the “Seller Representative”), and each of the holders of AOI’s outstanding ordinary shares named on Annex I to the Business Combination Agreement (the “Sellers”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

Pursuant to the Business Combination Agreement, on the Closing Date, EDOC merged with and into Merger Sub, with EDOC continuing as the surviving entity (the “Merger”), as a result of which, EDOC became a wholly owned subsidiary of the Company, and each issued and outstanding security of EDOC prior to the Closing Date was cancelled in exchange for the receipt of substantially identical securities of the Company. Also on the Closing Date, the Company acquired all of the issued and outstanding ordinary shares of AOI (the “Purchased Shares”) from the Sellers in exchange for the Company’s ordinary shares (“Company Ordinary Shares”) par value $0.0001 per share (the “Share Exchange”). At the effective time of the Business Combination (the “Effective Time”):

●	Each holder of EDOC pre-transaction privately-held Class A ordinary shares and the Class B ordinary share (the “EDOC Ordinary Shares”) received Company Ordinary Shares, which are listed under the ticker “COOT” (less 200,000 Class A ordinary shares that were forfeited by EDOC back to the Company);

●	Each holder of AOI ordinary shares received Company Ordinary Shares on a one-for-one basis (the “Exchange Shares”);

●	Each holder of EDOC’s public Class A ordinary shares received Company Ordinary Shares on a one-for-one basis;

●	Warrants are listed on the Nasdaq under “COOTW”;

●	Each holder of EDOC’s rights (the “Rights”) received 1/10 of a Company Ordinary Share for each such Right, as set forth herein;

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●	EDOC’s Rights were no longer be traded;

●	EDOC’s 479,000 placement units (“Placement Units”) were exchanged for Company Ordinary Shares and Warrants of the Company; and

●	EDOC’ $1,500,000 of convertible promissory notes that were convertible at Closing into Company Ordinary Shares (“Convertible Shares”) and warrants (“Convertible Warrants”).

In connection with the closing of the Business Combination, EDOC and/or the Company entered into or amended, as applicable, certain agreements with their vendors or service providers, including the underwriter in EDOC’s IPO, to pay various business combination transaction expenses otherwise due at Closing, including deferral agreements with vendors or service providers, requiring deferred cash payments by the registrant to such parties to be satisfied over specified time periods after Closing, and certain other fee modification agreements with vendors or service providers pursuant to which such parties received newly issued Ordinary Shares at Closing and/or deferred cash payments (or a combination of both). Pursuant to such agreements, an aggregate of 840,891 Company Ordinary Shares (694,391 to Arc Group Limited and 146,500 to I-Bankers Securities, Inc.) were issued to such providers.

In addition, in connection with the closing of the Business Combination, the Company closed the private placement of the Arena Warrants and Debentures pursuant to the Securities Purchase Agreement dated August 23, 2023 between the Company, AOI, EDOC, certain AOI subsidiaries and Arena Investors, LP (the “PIPE Investors”) and executed the Arena Transaction Documents including the 10% Original Issue Discount Secured Convertible Debenture, the Arena Warrant, the Registration Rights Agreement and related documents.

In addition, at the Closing, the Company and the Primary Sellers and the Escrow Agent entered into an escrow agreement (the “Subscription Escrow Agreement”), pursuant to which a number of Exchange Shares equal to 15% of the estimated Exchange Consideration issuable to the Sellers at the Closing (such Exchange Shares, together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted the “Escrow Shares”) are subject to the restrictions of the Escrow Agreement and shall be held by the Escrow Agent, along with any dividends, distributions or income thereon (together with the Escrow Shares, the “Escrow Property”) in a segregated account (the “Escrow Account”) and disbursed in accordance with the Business Combination Agreement and the Subscription Escrow Agreement. The Escrow Shares will be held in the Escrow Account for a period of 12 months after the Closing and shall be the sole and exclusive source of payment for any post-Closing purchase price adjustment and for any post-closing indemnification claims (other than certain fraud claims and breaches of AOI and the Sellers’ fundamental representations, as in the Business Combination Agreement). At the 12-month anniversary of the Closing, on March 21, 2025, all remaining Escrow Property will be released to the Sellers in accordance with the Business Combination Agreement. However, the amount of Escrow Property equal to the value of any pending and unresolved claims will remain in the Escrow Account until finally resolved.

The transaction was unanimously approved by the board of directors of EDOC and was approved at the extraordinary general meeting of EDOC’s shareholders held on March 6, 2024 (the “Special Meeting”). EDOC’s shareholders also voted to approve all the other proposals presented at the Special Meeting. As a result of the Business Combination, AOI and EDOC became wholly owned direct subsidiaries of the Company. On March 22, 2024, the Ordinary Shares and public warrants of the Company (the “Public Warrants”) commenced trading on the Nasdaq Global Market, or “Nasdaq,” under the symbols “COOT” and “COOTW,” respectively.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of Australian Oilseeds of proxies to be voted at our 2025 Annual Meeting of Shareholders (the “Annual Meeting”).

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When and where will the Annual Meeting be held?

The Annual Meeting will be held on Wednesday, April 30, 2025 at 4:30 p.m., Eastern Time. The Annual Meeting will be held in person at the offices of Laurel Hill Advisory Group, LLC, located at 2 Robbins Lane, Suite 201, Jericho, NY 11753 and virtually online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/australianoilseeds/2025, using Conference ID: 8143171#, where you will be able to listen to the Annual Meeting live, submit questions, and vote during the meeting by entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of shareholders as of the close of business on March 21, 2025 (the “Record Date”).

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

(1)	To elect two Class I directors nominated by our Board of Directors to serve three-year terms expiring at our 2028 Annual Meeting of Shareholders (“Proposal 1”);

(2)	To ratify the appointment of BDO Audit Pty Ltd. as our independent registered public accounting firm for 2024 (“Proposal 2”); and

(3)	To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a shareholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to vote at the Annual Meeting?

Holders of record of ordinary shares as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 23,224,102 ordinary shares issued and outstanding and entitled to vote. Each ordinary share is entitled to one vote on any matter presented to shareholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date. The meeting webcast will begin promptly at 4:30 p.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 4:15 p.m., Eastern Time, and you should allow ample time for the check-in procedures.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

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What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s ordinary shares issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the shareholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposal 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the shareholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, if you are not the shareholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

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How can I attend and vote at the Annual Meeting?

We will be hosting the Annual Meeting on Wednesday, April 30, 2025, at 4:30 p.m. Eastern Time at the offices of Laurel Hill Advisory Group, LLC, located at 2 Robbins Lane, Suite 201, Jericho, NY 11753 and virtually online live via audio webcast. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/australianoilseeds/2025, using Conference ID: 8143171#. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/australianoilseeds/2025.

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/australianoilseeds/2025 on the day of the Annual Meeting.

●	Webcast starts at 4:30 p.m., Eastern Time.

●	You will need Conference ID: 8143171# and your 16-Digit Control Number to enter the Annual Meeting.

●	Shareholders may submit questions while attending the Annual Meeting via the Internet.

If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date.

What if during the check-in time or during the Annual Meeting, I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

How does the Board recommend that I vote?

The Board recommends that you vote:

●	FOR the nominees to the Board set forth in Proposal 1 this Proxy Statement.

●	FOR the ratification of the appointment of BDO Audit Pty Ltd. as our independent registered public accounting firm for 2024 as set forth in Proposal 2 this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

Continental has been appointed as the inspector of elections for the Annual Meeting. A representative of our transfer agent, Continental, will tabulate votes cast by proxy or electronically before and during the meeting.

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How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed	Impact of Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None (1)	No (3)	None (6)
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None (2)	Yes (4)	None (5)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(5)	A broker is entitled to vote shares held on behalf of a beneficial owner on routine matters, such as the ratification and appointment of BDO Audit Pty Ltd., as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. Because brokers have discretionary authority to vote on such matter, we do not expect any broker non-votes in connection with Proposal 2.
(6)	A Broker Non-Vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a shareholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Chairman at our corporate offices, provided such statement is received no later than April 28, 2025;

●	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on April 29, 2025;

●	submitting a properly signed proxy card with a later date that is received no later than April 29, 2025; or

●	attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote online at the Annual Meeting.

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Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. We have retained Laurel Hill Advisory Group, LLC (“Laurel Hill”) to assist in the solicitation of proxies. We expect to pay $8,500 to Laurel Hill for its services, plus reimbursement of reasonable expenses.

The solicitation may be made personally or by mail, phone, email, or other electronic communication. In addition, our officers, directors, and employees, without additional compensation, may solicit proxies. The solicitation may be made personally or by mail, phone, email, or other electronic communication. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries. These organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.

Will I be able to ask questions at the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only shareholders that have accessed the Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for shareholders that have accessed the Annual Meeting as a shareholder (rather than a “Guest”). Under these Rules of Conduct, a shareholder may ask up to two questions, and we will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;
●	related to the status or conduct of our development programs beyond that which is contained in our prior public disclosures;
●	related to material non-public information of the Company;
●	related to personal grievances;
●	derogatory references to individuals or that are otherwise in bad taste;
●	substantially repetitious of statements already made by another shareholder;
●	in furtherance of the shareholder’s personal or business interests; or
●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for shareholders that have accessed the Annual Meeting as a shareholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”.

How can I find the results of the voting after the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Who should I contact if I have questions?

Shareholders with questions or who need assistance in voting their shares may call Laurel Hill, toll-free at (888) 742-1305. Banks and brokers may call collect at (516) 933-3100.

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PROPOSAL 1 – ELECTION OF CLASS I DIRECTORS

Our Board consists of five directors divided into three classes, designated as Class I, Class II, and Class III. In accordance with our amended and restated memorandum and articles of association, the number of directors of the Board is fixed exclusively by the Board from time to time. The directors are divided as evenly as possible into the three classes. The classes of directors serve for staggered three-year terms, with their current terms ending at the Annual Meeting of Shareholders in the following years: Class I directors – 2025; Class II directors – 2026; and Class III directors – 2027.

The Class I directors elected at the Annual Meeting will serve until the 2028 Annual Meeting of Shareholders. Directors are elected by a plurality, with the two nominees obtaining the most votes being elected. Because there is no minimum vote required, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. Under the plurality vote standard, any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors. Cumulative voting is not permitted in the election of directors.

Our nominees for the Class I directorship are Phaneesh Murthy and Kevin Chen. Only Mr. Chen is a current director. The Board nominated Mr. Murthy and renominated Mr. Chen based on the recommendation of the Nominating and Corporate Governance Committee. In considering the nominees for the Class I directorship vacancies, the Nominating and Corporate Governance Committee assessed the qualifications of each nominee, among other candidates, before making a recommendation regarding their nomination of Phaneesh Murthy and Kevin Chen to serve on the Board. Each nominee has consented to serve as a director if elected.

Information about our directors, including our Class I director nominees, is set forth below. This information includes an overview of the director’s specific experience, qualifications, and skills that assisted our Nominating and Corporate Governance Committee and Board to conclude that the individual should serve as a director. Each nominee and continuing director’s age is as of March 21, 2025.

Class I Director Nominees

Nominee	Age	Director Since	Principal Occupation
Phaneesh Murthy	61	N/A	Chief Executive Officer of Primentor, Inc,
Kevin Chen	48	March 2024	Chief Investment Officer and Chief Economist of Horizon Financial

Phaneesh Murthy, Director (Independent), Nomination Committee Chair — Mr. Murthy is a distinguished global technology and business services leader spanning more than 35 years. He is renowned for his expertise in devising disruptive strategies and creating competitive advantages and has significantly contributed to the growth and success of numerous global enterprises. Mr. Murthy is the founder and Chief Executive Officer of Primentor, Inc, since 2013, a global consulting firm where he guides top executives at major corporations on topics such as adopting value networks, enhancing the impact of technology operations, and utilizing cutting-edge technology to innovate businesses and expedite value generation. Since June 2024, he served as an advisor at InfoBeans, a role in which he leverages his extensive experience and strategic acumen to drive the company’s growth and expansion. His primary focus at InfoBeans is to provide high-level guidance on business strategy, operational efficiency, and market positioning. By collaborating closely with the executive team, he is assisting to shape InfoBeans’ strategic direction, optimize its service offerings, and enhance its competitive edge in the IT services sector. Since April 2024, Mr. Murthy has served on the Advisory Board Member at CriticalRiver, Inc. where he assists its leadership team to develop and implement strategies that enhance its market position and operational efficiency. Prior to that, from in January 2003, Mr. Murthy founded and was a Consultant for Quintant Services Limited, a Business Services Provisioning company with a global services delivery model where he served until 2013.

From 2003 to 2013, Mr. Murthy served as Chief Executive Officer of iGATE, one of the world’s foremost providers of consulting, technology and outsourcing services, where he restructured a loss making company to a highly profitable company and took revenues up from close to nothing to about $1.2 billion, putting iGate on the map of global outsourcers. Murthy is credited with the iGATE acquisition of Patni Computer Systems in 2011 for $1.22 billion. At the time of the acquisition, iGATE was a mid-sized company and Patni Computer Systems was more than double its size. The deal made iGATE one of the largest IT companies in India. From 1995 to 2002, Mr. Murthy held the position of Worldwide Head of Sales and Marketing, Communications, and Product Solutions Group at Infosys Ltd. During his tenure as Global Sales Head, Mr. Murthy played a pivotal role in the company’s exponential growth, overseeing an increase in annual revenue from $2 million to $700 million within a decade. Mr. Murthy received a Bachelor of Technology Degree in Mechanical Engineering from the Indian Institute of Technology, Madras and PGD in Management from Indian Institute of Management, Ahmedabad.

Kevin Chen, Director (Independent) — Mr. Chen served as EDOC’s Chairman of the board of directors and Chief Executive Officer from September 2020 to March 2024. Mr. Chen has been serving as Chief Investment Officer and Chief Economist of Horizon Financial, a New York based investment management company that offers cross-border investment solutions to global financial institutions and individuals, since May 2018, where he is responsible for advising clients in investing healthcare facilities in the United States. From November 2021 to September 2024, Mr. Chen served as a board member of InFinT Acquisition Corporation, a special purpose acquisition company that completed its initial public offering in November 23, 2021. Mr. Chen has also been serving as a board member of Horizon Global Access Fund (Cayman), a segregate portfolio of Flagship Healthcare Properties Fund, a leading U.S. Healthcare REIT, since February 2019. Previously, Mr. Chen served as a senior portfolio manager of Credit Agricole/Amundi Asset Management until October 2015, a director of Asset Allocation of Morgan Stanley from August 2004 to August 2008, and a manager of China Development Bank from September 1998 to August 2000. Mr. Chen is Co-Founder and Vice-Chairman of the Absolute Return Investment Management Association of China.

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Mr. Chen has also been a guest speaker at Harvard University, Fordham University, Pace University, and IESE Business School and a former member of the Adjunct Advisory Committee and former Interim Head of the Private Sector Concentration program of Master of Science in Global Affairs, New York University, and has been an adjunct professor there since 2012. Mr. Chen is a Member of the Economic Club of New York, Co-Chair of the New York Finance Forum, Fellow of the Foreign Policy Association, Member of the Bretton Woods Committee, Editorial Advisory Board Member of the Global Commodity Applied Research Digest (GCARD) at JP Morgan Center for Commodities (JPMCC) at the University of Colorado Denver Business School. Mr. Chen obtained his PhD in Finance from the Financial Asset Management Engineering Center at University of Lausanne, Switzerland in 2005, master’s degree in finance, Center for Economic Research, Tilburg University in the Netherland in 2001, and B.A. degree in Economics from the Renmin University of China in China in 1998. We believe Mr. Chen is well qualified to serve as a director due to his experience in financing and investing acquired over the course of his career spent working in financial institutions.

Continuing Directors

Name	Age	Director Since	Class/Term Expiration
Kapil Singh	49	March 2024	Class II/ 2026
Gowri Shankar	45	March 2024	Class II/ 2026
Gary Seaton	70	March 2024	Class III/ 2027

Kapil Singh, Director (Independent), Compensation Committee Chair — Mr. Singh is a founder and Director of Kapital Global LLC FZ and KGV Global FZE, which both provide strategic investments and advisory services. Mr. Singh worked with Citigroup Credit Services India Limited, Standard Chartered and NYSE listed HDFC Bank (HDB: NYSE). Mr. Singh has extensive knowledge and networking in the small and micro-cap space in developed, emerging and frontier markets, and he also has experience in cross-border transactions across sectors including agriculture and commodity businesses. Mr. Singh holds a post-graduate degree (2012) in International Business from Indian Institute of Foreign Trade New Delhi Campus. We believe Mr. Singh is qualified to continue to serve as a director given the depth of his experience with emerging markets and U.S. publicly listed companies.

Gowri Shankar, Director (Independent), Audit Committee Chair — Mr. Shankar has served as Director of Lotus Hydro Power PLC since July 2016, and Director of Hatton plantations PLC since May 2019. He is a member of Audit Committee, Third Party Related Transaction Committee, Remuneration Committee of Lotus Hydro Power PLC and Hatton Plantations PLC, which are public companies listed on Colombo Stock Exchange. He is also the Group Director — Investments & Strategy for G&G Group of Companies, Singapore. Mr. Shankar worked in private banks for more than 10 years, and has handled portfolio management services for HNI’s & Corporates. Mr. Shankar graduated from NIT Jalandhar with a Bachelor of Technology (Machine Designing & Automation Engineering) in 2001, and National Institute of Technology Warangal with an MBA (Marketing & System) in 2003. We believe Mr. Shankar is well-qualified to continue to serve as a member of our Board of Directors due to his extensive experience with public companies as well as his 22 years of diverse experience in developed and developing markets, cultivated multifaceted expertise in mechanical engineering, banking, portfolio management, business management, clean energy and corporate strategy.

Gary Seaton, Chief Executive Officer and Chairman of the Board of Directors — Mr. Seaton has served as Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception and as a director and the Secretary of its subsidiary, AOI, since its inception. Mr. Seaton has also served as the Managing Director of Cootamundra Oilseeds Pty Ltd., Cowcumbla Investments Pty Ltd. and CQ Oilseeds Pty Ltd. since 2014, and Energreen Nutrition Australia Pty Ltd. — Brisbane Australia since 2013. Cootamundra and Cowcumbla are the operating subsidiaries of AOI. Mr. Seaton has more than 42 years of experience in the field of international business operations, and he is a social entrepreneur. He currently serves as the Chairman of G&G Group of Companies (“G&G Group”), which is the parent company founded in Singapore and oversees all business except for Australian companies. G&G Group has operations in Singapore, Malaysia, Sri Lanka, Africa, India and Australia, predominately in the agricultural, commodities and renewable energy sector. Mr. Seaton is also the majority owner and Director of Energreen Nutrition & Bioenergy plantations and is part of the Investment Committee of Aditya Birla Sunlife Global Clean Energy Fund. We believe Mr. Seaton is qualified to continue to serve as a director of the Company given his extensive experience in international business operations and the oilseed industry.

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Board Diversity Matrix

The table below provides a summary of our Board diversity as of March 21, 2025.

Total Number of Directors: 5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		4
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		1
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

OUR BOARD RECOMMENDS A VOTE “FOR” EACH CLASS I DIRECTOR NOMINEE.

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PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF BDO AUDIT PTY LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed BDO Audit Pty Ltd. (“BDO”) to serve as our independent registered public accounting firm for the year ending June 30, 2024. BDO has served as our independent registered public accounting firm since July 23, 2024.

Our Board is asking shareholders to ratify the selection of BDO as our independent registered public accounting firm. Shareholder approval or ratification is not required to appoint BDO; however, our Board believes that submitting the appointment of BDO to shareholders for ratification is good corporate governance. If shareholders do not ratify this appointment, the Audit Committee will investigate the reasons for shareholder rejection and will re-consider the appointment of BDO. Even if the selection of BDO is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that a change would be in the best interest of the Company and our shareholders.

A representative of BDO is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Prior Audit Firm

Following its formation on December 29, 2022, the Company appointed BF Borgers CPA PC (“Borgers”) as the Company’s independent registered public accounting firm for the fiscal years ended June 30, 2023 and June 30, 2022. On May 6, 2024, the SEC entered an order instituting settled administrative and cease-and-desist proceedings against Borgers and its sole audit partner, Benjamin F. Borgers, permanently barring Mr. Borgers and Borgers from appearing or practicing before the SEC as an accountant (the “Order”). As a result of the Order, Borgers was no longer permitted to serve as the independent registered public accounting firm for the Company, nor was Borgers permitted to issue any audit reports included in SEC filings or to provide consents with respect to audit reports. In light of the Order, on May 6, 2024, the Audit Committee terminated the engagement of Borgers as the Company’s independent registered public accounting firm.

The reports of Borgers on the Company’s financial statements for the fiscal years ended June 30, 2023 and June 30, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2023 and June 30, 2022, and through the date of dismissal on May 6, 2024, there were no “disagreements” with Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Borgers would have caused Borgers to make reference thereto in its reports on the financial statements for such years. During the fiscal years ended June 30, 2023 and June 30, 2022, and through May 6, 2024, there have been no “reportable events” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to Independent Registered Public Accounting Firm

Fees billed by BDO for services provided for fiscal yearend June 30, 2024 were as follows:

Audit Fees	AUD	150,000
Audit-Related Fees		35,000
Tax Fees		—
All Other Fees		—
Total	AUD	185,000

We have also paid additional fee amounting to AUD 180,000 for audit of verification/audit of opening balances for FY 2023 and FY 2022, following the Order from SEC related to BF Borgers and unavailability of working papers pertaining to prior years.

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Audit fees include fees (AUD) associated with (i) the annual audit of our consolidated financial statements and internal control over financial reporting, (ii) the review of our periodic reports, (iii) accounting consultations, (iv) services related to, or required by, statute or regulation, such as consents, and (v) other audit services related to SEC and other regulatory filings. Tax fees represent fees for tax consulting services.

All of the services and fees of BF Borgers were pre-approved by the Audit Committee pursuant to the pre-approval policy and procedures set forth below. Any services and fees of BDO are also approved pursuant to the pre-approval policy and procedures set forth below.

Audit Committee Pre-Approval Policy and Procedures

Under its charter, the Audit Committee is responsible for approving the fees and any other significant compensation paid to our independent accountants and pre-approving any non-audit services to be performed by our independent accountants. The pre-approval requirement may be waived only if the non-audit services meet a de minimis exception allowed by law. In carrying out this responsibility, the Audit Committee follows the following general procedures for the preapproval of non-audit services:

●	Each year the Audit Committee reviews and pre-approves a schedule of the proposed non-audit services and estimated fees to be provided by the independent accountants during the next annual audit cycle.

●	Actual amounts paid to the independent accountants are monitored by management and reported to the Audit Committee.

●	Any non-audit services proposed to be provided by the independent accountants and the related fees that have not been pre-approved during the annual review by the Audit Committee must be pre-approved by the Audit Committee in advance of any work performed (unless the services meet the de minimis exception allowed by law).

●	Incremental fees for previously approved non-audit services that are expected to exceed the previously approved fee estimate must also be pre-approved by the Audit Committee.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

BDO AUDIT PTY LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING JUNE 30, 2024.

Audit Committee Report

The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (c) the performance of the Company’s internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.

Management is responsible for the Company’s financial statements and the financial reporting process, including the systems of internal controls and disclosure controls and procedures. BDO, as the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and the Company’s internal control over financial reporting and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and BDO the audited consolidated financial statements of the Company for the year ended June 30, 2024. The Audit Committee also discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from BDO required by the applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and has discussed with BDO its independence.

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Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024, that was filed with the SEC December 3, 2024, as amended on Form 10-K/A that was filed with the SEC on December 6, 2024 and as amended on Form 10-K/A that was filed with the SEC on March 12, 2025.

Submitted by the Audit Committee of the Company’s Board of Directors:

Menaka Athukorala

Kevin Chen

Gowri Shankar (Chair)

Corporate Governance and Director Independence

The rules of Nasdaq require that a majority of the Company’s board of directors be independent. An “independent director” is generally defined under applicable Nasdaq rules as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our Board is presently comprised of a majority of independent directors. Our Board has determined that each of Menaka Athukorala, Kevin Chen, Gowri Shankar and Kapil Singh is an independent director under the rules of the SEC and Nasdaq and do not have any material relationship with us other than their positions as directors and shareholders.

In making these determinations, our Board considered past employment, remuneration, and all other relationships each of these directors have with the Company, as well as the specific independence tests set forth in Nasdaq’s director independence rules. Conversely, neither our Chief Executive Officer and Chairman (Gary Seaton) or our Chief Financial Officer (Amarjeet Singh) is considered an independent director under SEC and Nasdaq rules.

Board Leadership Structure and Role in Risk Management

Our Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board is to oversee our management and, in doing so, serve our best interests and the best interests of our shareholders. Our Board selects, evaluates and provides for the succession of executive officers and, subject to shareholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board also participates in decisions that have a potential major economic impact on us. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Our corporate governance practices do not indicate a particular board structure, and our Board has the flexibility to select its chair and our chief executive officer in the manner that it believes is in the best interests of our shareholders. Accordingly, the positions of Chair and the Chief Executive Officer may be filled by either one individual or two individuals. At present, the Chair and the Chief Executive Officer roles are served by one person. Our Board believes that our current leadership structure and the composition of our Board protect shareholder interests and provide adequate independent oversight, while also providing outstanding leadership and direction for our Board and management.

Aside from our Chief Executive Officer and Chairman (Gary Seaton) or our Chief Financial Officer (Amarjeet Singh), each of our other directors is “independent” under Nasdaq standards, as more fully described herein. The independent directors meet in executive sessions, without management present, during each regularly scheduled Board meeting and are very active in the oversight of our Company. In addition, our Board and each committee of Board has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

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Effective risk oversight is an important priority of the Board. Because risks are considered in virtually every business decision, the Board discusses risk throughout the year generally or in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

Our Board has an active role, as a whole and at committee levels, in overseeing management of our risks. Our Board oversees management of risks associated with operations and cybersecurity. The Board of Directors and management are actively involved in reviewing our information security and cybersecurity strategies and updating these strategies as risks evolve. While each standing Board committee is responsible for overseeing the management of risks relating to its area of oversight, the entire Board is regularly informed about these risks through committee meeting attendance or committee reports.

The Audit Committee of the Board of Directors has oversight of our cybersecurity program and is responsible for reviewing and assessing the Company’s cybersecurity and data protection policies, procedures and resource commitment, including key risk areas and mitigation strategies. As part of this process, the Audit Committee receives regular updates from the Chief Technology Officer on critical issues related to our information security risks, cybersecurity strategy, supplier risk and business continuity capabilities. The Audit Committee also oversees the management of accounting, financial reporting, and financial risks and the management of our compliance program. Additionally, the Audit Committee oversees our procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters.

The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with director independence and potential conflicts of interest.

Communication with Directors

Shareholders and other interested parties who wish to communicate with our Board, including our independent or non-management directors as a group, or any other individual director, may do so by submitting a written communication to our Corporate Secretary at the following address:

Australian Oilseeds Holdings Limited

Attention: Corporate Secretary

126 – 142 Cowcumbla Street,

Cootamundra, NSW 2590, Australia

Our Corporate Secretary, in consultation with appropriate members of our Board, as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board. Our Corporate Secretary may discuss these communications with our legal counsel, independent advisors, non-management directors, or management and may take other action or no action as he or she determines in good faith, using reasonable judgment and discretion.

Hedging and Pledging Transactions

Our directors and executives are subject to various trading restrictions under our Insider Trading Policy. These individuals are prohibited from entering into transactions involving our securities during quarterly blackout periods and certain other special blackout periods and must receive our permission before entering into these transactions.

The Company’s Insider Trading Policy also prohibits executive officers and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities, unless such executive officers and directors received advance approval to engage in such a transaction. This includes “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or “short sales against the box” (selling owned, but not delivered securities), and “put” and “call” options. Our Insider Trading Policy provides that no employee, officer or director may acquire, sell or trade in any interest or position relating to the future price of Company securities, such as a put option, a call option or a short sale (including a short sale “against the box”), or engage in hedging transactions (including “cashless collars”).

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Clawback Policy

On April 10, 2024, the Board of Directors adopted a compensation clawback policy (the “Clawback Policy”). The Clawback Policy requires the Company to clawback erroneously awarded incentive compensation received by current and former executive officers during the three fiscal years that precede the date the Company is required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement. The Clawback Policy also allows the Company to clawback compensation from any employee who is determined to have engaged in a misconduct event.

Committees and Meetings

During the fiscal year ended June 30, 2024, our Board held one meeting following the closing of the Business Combination. No director attended fewer than 75% of the total number of meetings of our Board and of committees of our Board on which he or she served during fiscal 2024. Our Board has adopted a policy under which each member of our Board makes every effort, but is not required, to attend each annual meeting of our shareholders. We did not hold an annual meeting in 2024 after the closing of the Business Combination.

Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these committees is comprised solely of independent directors. As necessary, each of these committees meets in executive session without management present. The charters for these committees are available on our website at https://ir.australianoilseeds.au/corporate-governance/documents-charters. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

The following table sets forth the current chairperson and members of each committee of the Board and the number of meetings each committee held in 2024 after the closing of the Business Combination.

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kapil Singh		Chair	X
Gowri Shankar	Chair	X
Menaka Athukorala	X		Chair
Kevin Chen	X	X	X
Number of Meetings in 2024	8	0	5

Audit Committee Function

The Audit Committee (a) assists the Board in fulfilling its oversight of: (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures; (iii) the qualifications and independence of the Company’s independent auditors; and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function; and (b) prepares any reports that the rules of the SEC required be included in the Company’s annual proxy statement. The Audit Committee also reviews and approves all related party transactions, as described in more detail elsewhere in this proxy statement.

The Audit Committee is responsible for the oversight of the Company’s financial reporting process on behalf of the Board and such other matters as specified in the Audit Committee’s charter or as directed by the Board. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us (or to nominate the independent registered public accounting firm for shareholder approval), and each such registered public accounting firm must report directly to the Audit Committee. Our Audit Committee must approve in advance all audit, review and attest services and all non-audit services (including, in each case, the engagement and terms thereof) to be performed by our independent auditors, in accordance with applicable laws, rules and regulations.

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Our Board has determined that each member of the Audit Committee is financially literate in accordance with the rules of Nasdaq and is independent under Nasdaq’s director independence standards and applicable SEC rules. In addition, the Board has determined that Mr. Gowri Shankar qualifies as an “audit committee financial expert” as defined by SEC rules.

Compensation Committee

The Compensation Committee (i) assists the Board in discharging its responsibilities with respect to compensation of the Company’s executive officers and directors, (ii) evaluates the performance of the executive officers of the Company, and (iii) administers the Company’s stock and incentive compensation plans and recommends changes in such plans to the Board as needed. Our Board has determined that each member of the Compensation Committee is independent under Nasdaq’s director independence standards and applicable SEC rules. Among other things, our Compensation Committee is responsible for:

●	evaluating the performance of our Chief Executive Officer;
●	evaluating the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act);
●	reviewing and approving our overall compensation philosophy, programs, policies, and practices;
●	administering our Clawback Policy; and
●	reviewing and developing short- and long-term management succession plans.

The Compensation Committee may form and delegate responsibility to subcommittees as it deems necessary or appropriate, provided that any subcommittee must meet all applicable independence requirements.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in (i) identifying qualified individuals to become directors, (ii) determining the composition of the Board and its committees, (iii) developing succession plans for executive officers, (iv) monitoring a process to assess Board effectiveness, and (v) developing and implementing the Company’s corporate governance procedures and policies. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under Nasdaq’s director independence standards and applicable SEC rules.

The Nominating and Corporate Governance Committee considers candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the Nominating and Corporate Governance Committee will evaluate a candidate’s qualifications in accordance with its written charter and, if the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it recommends his or her candidacy to the full Board. The Nominating and Corporate Governance Committee does not alter its criteria for evaluating candidates, including the criteria described above, for shareholder recommended candidates. Threshold criteria include personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, conflicts of interest, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our shareholders.

Our Nominating and Corporate Governance Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating and Corporate Governance Committee will consider issues of diversity among its members in identifying and considering nominees for director and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.

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Shareholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials to the Corporate Secretary, Australian Oilseeds Holdings Limited, 126 – 142 Cowcumbla Street, Cootamundra, NSW 2590, Australia.

Shareholders also have the right under our amended and restated memorandum and articles of association to nominate director candidates directly, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board. Pursuant to our amended and restated memorandum and articles of association, nominations of persons for election to the Board at an annual meeting or at any special meeting of shareholders for the purpose of electing directors may be made by or at the direction of the Board or by any shareholder of record entitled to vote for the election of directors at the meeting who complies with the following notice procedures. Such nominations, other than those made by, or at the direction of, or under the authority of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Company by a shareholder of record at such time.

To be timely, a shareholder’s notice must be received at the principal executive offices of the Company (a) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company. Such shareholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of ordinary shares of the Company that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of ordinary shares of the Company that are owned beneficially and of record by such shareholder and the beneficial owner, if any, on whose behalf the nomination is made, (iii) a description of all arrangements or understandings relating to the nomination to be made by such shareholder among such shareholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (iv) a representation that such shareholder (or a qualified representative of such shareholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such shareholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

The Board or the chairman of the meeting may, if the facts warrant, determine and declare that a nomination was not made in accordance with the foregoing procedures, and the defective nomination will be disregarded. If the shareholder (or a qualified representative of the shareholder) does not appear at the meeting to present the nomination, such nomination will be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Company.

Governance-Related Materials

You can find copies of our governance-related materials, including our Code of Ethics and Business Conduct, our Insider Trading Policy, our Clawback Policy, and the charters of the Audit the Committee, Compensation Committee, and Nominating and the Corporate Governance Committee in the “Investor Relations” section of our website at https://www.ir.australianoilseeds.au/corporate-governance/documents-charters. Copies of these materials also are available in print to any shareholder who requests them by sending a written request to the following address:

Australian Oilseeds Holdings Limited

Attention: Corporate Secretary

126 – 142 Cowcumbla Street,

Cootamundra, NSW 2590, Australia

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EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers, as of March 21, 2025:

Name	Age	Title/Position
Gary Seaton	70	Chief Executive Officer and Chairman of the Board of Directors
Amarjeet Singh	42	Chief Financial Officer

Biographical information for Mr. Seaton is provided above in this proxy statement as part of Proposal 1—Election of Class I Directors above.

Amarjeet Singh, Chief Financial Officer -- Mr. Singh is an experienced financial controller with a demonstrated history of working in the Agri-commodities and manufacturing listed companies, with experience in financial reporting, consolidation, budgeting, accounting, treasury management, and management information systems (MIS) including leadership roles at major companies in the global agricultural sector. Before joining Australian Oilseeds, from September 2018 to January 2025, he served as Head of Finance at MOI International Pty Ltd., a subsidiary of Mewah International, a large agricultural company listed in Singapore. From October 2017 to September 2018, Mr. Singh served as Accountant and Auditor for Rosenfeld Kant & Co. where he was responsible for a diversified client portfolio in real estate, media and production houses, superannuation funds, understanding the business and providing solutions in terms of management reporting, accounting, consolidation cash flow management, bas and tax compliances.

From September 2011 to July 2017, Mr. Singh was Manager, Accounts and Treasury, at Mewah Oils & Fats, another subsidiary of Mewah International where he lead the accounting and treasury team, managing group financial reporting for a Singapore Entity, ensuring the compliance to group accounting policies and Singapore Financial Reporting standards. Prior to Mewah, Mr. Singh held finance and accounting roles of progressive responsibility at divisions of large, NYSE-listed multi-national companies including General Electric where he was responsible for SEC filings and financial analysis for GE along with its subsidiaries, and Snap-On Tools from 2008 to 2011, and served as an Audit Senior for BDO Lodha & Co. from 2004 to 2007. Mr. Singh is a graduate of the Institute of Chartered Accountants of India as a chartered accountant, specializing in Finance & Accountancy in 2007.

Executive Compensation

2024 Summary Compensation Table

The following table sets forth the total compensation earned for services rendered during the years shown by our named executive officers as of June 30, 2024.

Name and principal position	Year	Salary (AUD$)	Bonus (AUD$)	Stock awards (AUD$)	Option awards ($)	All other compensation (AUD$)	Total (AUD$)
Gary Seaton Chief Executive	2024	57,692				6,666	64,358
Officer(1)	2023	17,000	-	-	-	1,700	18,700
Bob Wu Former Chief Financial	2024	38,462			-	4,423	42,885
Officer(2)	2023	117,407	-	-		11,741	129,148

(1)	Mr. Seaton has served as Chief Executive Officer since the Company’s inception in December 2022.

(2)	Mr. Wu served as Chief Financial Officer of the Company since its inception until his resignation in February 2025.

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Executive Employment Arrangements

In connection with the closing of the Business Combination, the Company entered into employment agreements with its two initial executive officers: Gary Seaton and Bob Wu. The employment agreements provide for at-will employment that may be terminated by the Company with or without cause, by the executive with or without good reason, or mutually terminated by the parties.

The executive employment agreement with Gary Seaton as Chief Executive Officer and Chairman of the Board provides that Mr. Seaton will hold the position of Chief Executive Officer with a base annual salary of AUD$150,000. Under the agreement, Mr. Seaton’s employment is at will and will continue until either Mr. Seaton or the Company notifies the other party at least 60 days written notice of intent to terminate employment. If. Mr. Seaton’s employment is terminated without cause, he is entitled to receive (i) continued base salary payments for 6 months following termination; (ii) accrued but unpaid base salary through the termination date; (iii) reimbursement for any unreimbursed pre-approved reasonable business expenses incurred through the termination date; (iv) accrued but unused annual leave days; and (v) all other payments, benefits, or fringe benefits to which he shall be entitled as of the termination date under the terms of any applicable compensation arrangement or benefit, equity, or fringe benefit plan or program or grant.

The executive employment agreement with Bob Wu as Chief Financial Officer provided that Mr. Wu will hold the position of Chief Financial Officer with a base annual salary of AUD$100,000. Under the agreement, Mr. Wu’s employment was at will until either Mr. Wu or the Company notifies the other party at least 60 days written notice of intent to terminate employment. If Mr. Wu’s employment was terminated without cause, he was entitled to receive (i) continued base salary payments for 6 months following termination; (ii) accrued but unpaid base salary through the termination date; (iii) reimbursement for any unreimbursed pre-approved reasonable business expenses incurred through the termination date; (iv) accrued but unused annual leave days; and (v) all other payments, benefits, or fringe benefits to which he shall be entitled as of the termination date under the terms of any applicable compensation arrangement or benefit, equity, or fringe benefit plan or program or grant.

2024 Outstanding Equity Awards at Fiscal Year-End

None of the named executive officers had outstanding equity awards as of June 30, 2024. All outstanding equity awards during 2023 were converted or terminated in connection with the Business Combination.

Equity Compensation Plan Information

The table below summarizes information relating to our equity compensation plans at June 30, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	–	–	–
Equity compensation plans not approved by security holders	–	–	–
Total	–	–	–

(1)	At the Special Meeting held on March 6, 2024, our shareholders considered and approved the Australian Oilseeds Holdings Limited 2023 Equity Incentive Plan (the “2023 Plan”) and reserved for issuance thereunder an amount of shares of ordinary shares equal to 12% of the number of shares of ordinary shares of the Company following the Business Combination. The Business Combination closed on November 7, 2023. All prior equity plans were cancelled in connection with the closing of the Business Combination.

(2)	The 2023 Plan allows for the issuance of options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other equity awards.

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Director Compensation

The Company reimburses all of its directors for all reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board. The Company intends to adopt a director compensation policy. At present, only Kevin Chen receives director compensation. For year end June 30, 2024, Mr. Chen received three monthly payments of $6,000 following the closing our Business Combination.

Security Ownership of Certain Beneficial Owners and Management

The table below sets forth certain information regarding the beneficial ownership of our ordinary shares by beneficial owners of more than 5% of our outstanding ordinary shares, each current director, each named executive officer included in the Summary Compensation Table, and all current directors and executive officers as a group, as of March 20, 2025. Percentage ownership is based on 23,224,102 ordinary shares outstanding as of March 20, 2025.

We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares subject to options, or other rights, held by such person that are currently exercisable or convertible, or will become exercisable or convertible or will vest within 60 days of March 18, 2025, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of all listed shareholders is c/o Australian Oilseeds Holdings Limited, Australian Oilseeds Holdings Limited, Attention: Corporate Secretary, 126 – 142 Cowcumbla Street, Cootamundra, NSW 2590, Australia. Except as indicated by the footnotes below, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.

Name	Number of Shares of ordinary shares Beneficially Owned (#)	Percent of Class (%)
5% Owners
–
Directors and Executive Officers
Gary Seaton(1)	13,551,755	58.4%
Amarjeet Singh(2)	–	*
Bob Wu(3)	2,000	*
Kevin Chen	132,863	*
Kapil Singh(4)	3,371,569	14.5%
Menaka Athukorala	–	*
Gowri Shankar	–	*
All Directors and Executive Officers as a Group (7 people)	17,058,187	%

* Represents beneficial ownership of less than 1%.

(1)	Shares are held by JSKS Enterprises Pty Ltd., which is beneficially owned by Gary Seaton.
(2)	Mr. Singh was appointed to the Company on February 28, 2025.
(3)	Mr. Wu resigned from the Company effective February 28, 2025.
(4)	Shares are held by KGV GLOBAL FZE, which is beneficially owned by Kapil Singh, and subject to a pending lien by the Company.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors, and people who own more than 10% of a registered class of our equity securities to file an initial report of ownership (on a Form 3) and reports on subsequent changes in ownership (on Forms 4 or 5) with the SEC by specified due dates. Our executive officers, directors, and greater-than-10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files those reports on their behalf. We are required to disclose in this proxy statement any failure to file any of these reports on a timely basis. Based solely on our review of the copies of the forms filed electronically with the SEC, and on written representations from certain reporting persons, we believe that all of these requirements were satisfied during the year ended June 30, 2024 except for Initial Reports of Ownership on Form 3 for the following individuals:

○	Kevin Chen upon his appointment as a director of the Company on March 21, 2024 in connection with the closing of the Business Combination;
○	Menaka Athukorala upon his appointment as a director of the Company on Gowri Shankar in connection with the closing of the Business Combination; and
○	Gowri Shankar upon his appointment as a director of the Company on Gowri Shankar in connection with the closing of the Business Combination.

Certain Relationships and Related-Person Transactions

Related Person Transactions

The following is a description of certain transactions, arrangements and relationships in which we were a participant since January 1, 2023 and the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. Certain equity, compensation, and other arrangements are described under “Executive Compensation” and are not considered related person transactions for these purposes.

For the years ending June 30, 2024 and 2023 a related party loan is owed to JSKS Enterprises Pty Ltd., which is the trustee of Gary Seaton Family Trust, and interest rate charge is 6% per annum. to be repaid within 12 months after the year end, and the remaining principal shall be repaid more than 12 months after the year end.

For the years ended June 30, 2024 and 2023 a related party loan is owed to Energreen Nutrition Australia Pty Ltd., which is controlled by Gary Seaton, and interest rate charge is 6% per annum and expected to be repaid in full within 12 months after the year end.

For the years ended June 30, 2024 and 2023, the remaining related party loan relates to an interest free loan owed to CQ Oilseeds Pty Ltd.

Policies and Procedures for Approving Transactions with Related Persons

Our Audit Committee reviews and oversees all related person transactions in accordance with our Related Party Transactions Policy, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance. Other than as described above, there were no related person transactions in the years ended June 30, 2024 or 2023. The transactions described above were approved by the Board of Directors at the time they were entered into.

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Householding

We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our shareholder communications (such as the Notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to shareholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these shareholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another shareholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings or shareholder communications, please send your written request to Australian Oilseeds Holdings Limited, Attention: Corporate Secretary, 126 – 142 Cowcumbla Street, Cootamundra, NSW 2590, Australia or call us on + 02 6942 4347. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other shareholder communications and would prefer to receive a single copy in the future.

Shareholder Proposals

A shareholder who would like to have a proposal considered for inclusion in our 2025 proxy statement pursuant to SEC Rule 14a-8 must submit the proposal so that it is received by us no later than July 11, 2025, unless the date of our 2025 Annual Meeting is more than 30 days before or after December 19, 2025, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of shareholder proposals that may be excluded from a proxy statement. Shareholder proposals should be addressed to Australian Oilseeds Holdings Limited, Attention: Corporate Secretary, 126 – 142 Cowcumbla Street, Cootamundra, NSW 2590, Australia.

For shareholder proposals submitted outside of the SEC proposal rules, our amended and restated memorandum and articles of association require that advance written notice in proper form of shareholder proposals for matters to be brought before an annual meeting be received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting.

In addition to satisfying the notice requirements under our amended and restated memorandum and articles of association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 18, 2025, which includes the statement that such shareholder intends to solicit at least 67% of the voting power of our shares of ordinary shares entitled to vote on the election of directors in support of director nominees other than our nominees. If any change occurs with respect to such shareholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such shareholder must notify us promptly. We note that the deadline mentioned above does not supersede any of the requirements or timing set forth in our amended and restated memorandum and articles of association.

Annual Report on Form 10-K and Other SEC Filings

At your request, we will provide you with a copy of our Annual Report on Form 10-K for the year ended June 30, 2024, without charge. You should send your written requests to the attention of our Corporate Secretary, Australian Oilseeds Holdings Limited, Australian Oilseeds Holdings Limited, 126 – 142 Cowcumbla Street, Cootamundra, NSW 2590, Australia. The exhibits to the annual report are available upon payment of charges that approximate our cost of reproduction. You can also obtain copies of the annual report and exhibits, as well as other filings that we make with the SEC, on our website at https:// ir.australianoilseeds.au or on the SEC’s website at https://www.sec.gov/.

Other Matters

The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors,

/s/ Gary Seaton
Gary Seaton Chairman of the Board and CEO

March 21, 2025

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